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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 28, 2007

                             SUREWEST COMMUNICATIONS
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           California                    0-556                 68-0365195
  ----------------------------      ----------------       -------------------
  (State or other jurisdiction      (Commission File         (IRS Employer
       of incorporation)                Number)            Identification No.)

                  200 Vernon Street
                    Roseville, CA                                95678
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (916) 772-5000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

Publishing Agreement

On February 28, 2007, SureWest Communications (the "Company") entered into a Publishing Agreement (the "Publishing Agreement") by and among the Company, SureWest Telephone ("SWT") and GateHouse Media, Inc. ("GateHouse"), in connection with the sale by the Company of SureWest Directories, the Company's wholly-owned subsidiary ("SureWest Directories"), to GateHouse, as described in
Item 2.01 below.

Pursuant to the terms of the Publishing Agreement, the Company, among other things, designated GateHouse as its exclusive official publisher of directory products within a defined service area in which SWT provides local telephone services.

The information set forth under Item 2.01 of this Form 8-K is incorporated herein by reference.

The foregoing description of the Publishing Agreement does not purport to be complete and is qualified by the Publishing Agreement, which is attached hereto as Exhibit 10.1 to this Form 8-K.

Non-Competition and Non-Solicitation Agreement

On February 28, 2007, the Company entered into a Non-Competition and Non-Solicitation Agreement by and between the Company and GateHouse (the "Non-Compete Agreement"), in connection with the sale by the Company of SureWest Directories to GateHouse, as described in Item 2.01 below.

Pursuant to the terms of the Non-Compete Agreement, and subject to certain exceptions, the Company and its affiliates are required to refrain from engaging in, or entering into relationships to engage in activities related to the publishing, marketing, selling or distribution of directory products within certain defined Counties in the State of California. The term of the Non-Compete Agreement expires February 28, 2042.

The information set forth under Item 2.01 of this Form 8-K is incorporated herein by reference.

The foregoing description of the Non-Compete Agreement does not purport to be complete and is qualified by the Non-Compete Agreement, which is attached hereto as Exhibit 10.2 to this Form 8-K.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 28, 2007, the Company completed the sale of 100% of the stock of SureWest Directories to GateHouse. The sale was made pursuant to the Share Purchase Agreement dated as of January 28, 2007 by and among the Company, SureWest Directories and GateHouse (the "Purchase Agreement"), for a total purchase price of $110.1 million in cash, subject to a post-closing working capital adjustment. SureWest Directories was the Company's Directory Publishing business.

During the nine months ended September 30, 2006, the operating results of SureWest Directories represented approximately 8% of the Company's consolidated revenues, and approximately 60% of the Company's consolidated income from operations and approximately 98% of the Company's consolidated net income.

The foregoing description of the transaction described herein, and the Purchase Agreement giving effect thereto, does not purport to be complete and is qualified by the Purchase Agreement, which was attached as Exhibit 10.1 of the Company's Form 8-K filed January 29, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Information

         Included in this Current Report (see Index to Financial Statements) are the following unaudited pro forma condensed consolidated financial statements, together with the notes thereto:

         (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006;

         (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2006; and

         (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005.

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet presents the financial position of the Company at September 30, 2006, giving effect to the SureWest Directories disposition as if it occurred on such date. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 give effect to the SureWest Directories disposition as if it occurred at the beginning of each such period. The unaudited pro forma data does not purport to be indicative of the results which would actually have been reported if such dispositions had occurred on such dates or which may be reported in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of the Company and the related notes thereto.

(d)      Exhibits

10.1 Publishing Agreement among SureWest Communications, SureWest Telephone and GateHouse Media, Inc., dated as of February 28, 2007. Pursuant to
         Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from the Publishing Agreement to the Commission upon request.

10.2 Non-Competition and Non-Solicitation Agreement between SureWest Communications and GateHouse Media, Inc., dated as of February 28, 2007.

99.1     SureWest Communications Press Release dated February 28, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SUREWEST COMMUNICATIONS


                                                     By: /s/ Steve C. Oldham
                                                         -----------------------
                                                         Steve C. Oldham
                                                         President and
                                                         Chief Executive Officer

Dated: March 6, 2007

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   ------------------------------------------------------------------
10.1          Publishing Agreement among SureWest Communications, SureWest
              Telephone and GateHouse Media, Inc., dated as of February 28,
              2007. Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from the Publishing Agreement to the Commission upon request.

10.2 Non-Competition and Non-Solicitation Agreement between SureWest Communications and GateHouse Media, Inc., dated as of February 28, 2007.

99.1          SureWest Communications Press Release dated February 28, 2007.

INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Financial Statements:

Introduction                                                                 F-2

Unaudited Pro Forma Condensed Consolidated Balance Sheet at
September 30, 2006                                                           F-3

Unaudited Pro Forma Condensed Consolidated Statement of Operations for
the nine months ended September 30, 2006                                     F-4

Unaudited Pro forma Condensed Consolidated Statement of Operations for
the year ended December 31, 2005                                             F-5

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information    F-6

INTRODUCTION

The following unaudited pro forma condensed consolidated financial statements give effect to the sale of SureWest Directories, a California corporation and wholly-owned subsidiary of SureWest Communications (the "Company"), a California corporation.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company at September 30, 2006 giving effect to the disposition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 give effect to the disposition as if it had occurred at the beginning of each such period.

The Company's historical condensed consolidated balance sheet at September 30, 2006 has been reclassified to reflect the assets and liabilities of SureWest Directories as discontinued operations.

The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of the Company's future financial position or results of operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the related notes thereto.

                             SUREWEST COMMUNICATIONS
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2006
                             (amounts in thousands)

                                                                             SUREWEST              PRO FORMA
                                                          HISTORICAL (a)    DIRECTORIES          CONSOLIDATED
                                                          SEPTEMBER 30,      PRO FORMA         WITHOUT SUREWEST
                                                              2006          ADJUSTMENTS           DIRECTORIES
                                                          --------------   -------------       -----------------
ASSETS
Current assets:
   Cash and cash equivalents                              $       12,208   $     110,123  (c)  $         122,331
   Short-term investments                                            667               -                     667
   Accounts receivable, net                                       22,830            (977) (b)             21,853
   Income taxes receivable                                           234               -                     234
   Inventories                                                     6,462               -                   6,462
   Deferred directory costs                                        4,325          (4,325) (b)                  -
   Prepaid expenses                                                4,342             (16) (b)              4,326
   Deferred income taxes                                          13,597               -                  13,597
   Assets of discontinued operations                                   -           5,389  (b)                  -
                                                                       -          (5,389) (c)                  -
                                                          --------------   -------------       -----------------
       Total current assets                                       64,665         104,805                 169,470

Property, plant and equipment, net                               373,044             (71) (b)            372,973
Intangible and other assets:
   Wireless licenses, net                                         13,566               -                  13,566
   Goodwill                                                        2,171               -                   2,171
   Intangible asset relating to pension plans                        456               -                     456
   Intangible asset relating to favorable operating
    leases, net                                                      330               -                     330
   Deferred charges and other assets                               1,019               -                   1,019
                                                          --------------   -------------       -----------------
                                                                  17,542               -                  17,542
                                                          --------------   -------------       -----------------
                                                          $      455,251   $     104,734       $         559,985
                                                          ==============   =============       =================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt and capital
    lease obligations                                     $        3,642   $           -       $           3,642
   Accounts payable                                                2,317              (7) (b)              2,310
   Other accrued liabilities                                      19,201            (275) (b)             21,661
                                                                                   2,735  (c)
   Current portion of contractual shareable earnings
    obligations                                                    2,017               -                   2,017
   Estimated shareable earnings obligations                           73               -                      73
   Advance billings and deferred revenues                          9,810            (396) (b)              9,414
   Income taxes payable                                                -          46,557  (c)             46,557
   Accrued pension benefits                                        7,806               -                   7,806
   Accrued compensation                                            5,023            (133) (b)              4,890
   Liabilities of discontinued operations                              -             811  (b)                  -
                                                                       -            (811) (c)                  -
                                                          --------------   -------------       -----------------
       Total current liabilities                                  49,889          48,481                  98,370

Long-term debt and capital lease obligations                     125,469               -                 125,469
Long-term contractual shareable earnings obligations               2,329               -                   2,329
Deferred income taxes                                             40,640               -                  40,640
Other liabilities and deferred revenues                           13,974               -                  13,974
Commitments and contingencies

Shareholders' equity:
   Common stock, without par value; 100,000 shares
   authorized, 14,456 shares issued and outstanding at
   September 30, 2006                                            157,926               -                 157,926
   Accumulated other comprehensive loss                           (4,846)              -                  (4,846)
   Retained earnings                                              69,870          56,253  (c)            126,123
                                                          --------------   -------------       -----------------
       Total shareholders' equity                                222,950          56,253                 279,203
                                                          --------------   -------------       -----------------
                                                          $      455,251   $     104,734       $         559,985
                                                          ==============   =============       =================

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

                             SUREWEST COMMUNICATIONS
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                (amounts in thousands, except per share amounts)

                                                          HISTORICAL (d)
                                                           NINE MONTHS       SUREWEST              PRO FORMA
                                                              ENDED         DIRECTORIES          CONSOLIDATED
                                                          SEPTEMBER 30,      PRO FORMA         WITHOUT SUREWEST
                                                              2006          ADJUSTMENTS           DIRECTORIES
                                                          --------------   -------------       -----------------
Operating revenues:
   Telecom                                                $       97,173   $      13,336  (e)  $          83,837
   Broadband                                                      44,130               -                  44,130
   Wireless                                                       25,517               -                  25,517
                                                          --------------   -------------       -----------------
       Total operating revenues                                  166,820          13,336                 153,484

Operating expenses:
   Cost of services and products (exclusive of
    depreciation and amortization)                                57,447           3,829  (e)             53,618
   Customer operations and selling                                26,544           1,581  (e)             24,963
   General and administrative                                     24,862              11  (e)             24,851
   Depreciation and amortization                                  44,805              41  (e)             44,764
                                                          --------------   -------------       -----------------
       Total operating expenses                                  153,658           5,462                 148,196

Income from operations                                            13,162           7,874                   5,288

Other income (expense), net                                       (5,271)              1  (e)             (5,272)
                                                          --------------   -------------       -----------------
Income before income taxes                                         7,891           7,875                      16
                                                          --------------   -------------       -----------------
Income tax expense (benefit)                                       3,131           3,201                     (70)
                                                          --------------   -------------       -----------------
Net income                                                $        4,760   $       4,674       $              86
                                                          ==============   =============       =================

Net income per share:
   Basic                                                  $         0.33                       $            0.01
                                                          ==============                       =================
   Diluted                                                $         0.32                       $            0.01
                                                          ==============                       =================
Dividends per share                                       $         0.75                       $            0.75
                                                          ==============                       =================
Shares of common stock used to calculate net
 income per share:
   Basic                                                          14,567                                  14,567
                                                          ==============                       =================
   Diluted                                                        14,669                                  14,669
                                                          ==============                       =================

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

                             SUREWEST COMMUNICATIONS
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005
                (amounts in thousands, except per share amounts)

                                                          HISTORICAL (d)     SUREWEST              PRO FORMA
                                                            YEAR ENDED      DIRECTORIES          CONSOLIDATED
                                                           DECEMBER 31,      PRO FORMA         WITHOUT SUREWEST
                                                              2005          ADJUSTMENTS           DIRECTORIES
                                                          --------------   -------------       -----------------
Operating revenues:
   Telecom                                                $      134,468   $      16,559  (e)  $         117,909
   Broadband                                                      49,915               -                  49,915
   Wireless                                                       34,205               -                  34,205
                                                          --------------   -------------       -----------------
       Total operating revenues                                  218,588          16,559                 202,029

Operating expenses:
   Cost of services and products (exclusive of
    depreciation and amortization)                                77,071           5,165  (e)             71,906
   Customer operations and selling                                34,595           1,983  (e)             32,612
   General and administrative                                     37,222             130  (e)             37,092
   Depreciation and amortization                                  53,770              51  (e)             53,719
                                                          --------------   -------------       -----------------
       Total operating expenses                                  202,658           7,329                 195,329

Income from operations                                            15,930           9,230                   6,700

Other income (expense), net                                       (5,644)              4  (e)             (5,648)
                                                          --------------   -------------       -----------------
Income before income taxes                                        10,286           9,234                   1,052
                                                          --------------   -------------       -----------------
Income tax expense                                                 3,908           3,749                     159
                                                          --------------   -------------       -----------------
Net income                                                $        6,378   $       5,485       $             893
                                                          ==============   =============       =================
Basic and diluted net income per share                    $         0.44                       $            0.06
                                                          ==============                       =================
Dividends per share                                       $         1.00                       $            1.00
                                                          ==============                       =================

Shares of common stock used to calculate net
 income per share:
   Basic                                                          14,552                                  14,552
                                                          ==============                       =================
   Diluted                                                        14,631                                  14,631
                                                          ==============                       =================

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) Reflects the historical financial position of SureWest Communications at September 30, 2006.

(b) Reflects the reclassification of the assets and liabilities of SureWest Directories to assets of discontinued operations and liabilities of discontinued operations.

(c) Reflects the results of the sale of the assets and liabilities of the SureWest Directories to GateHouse summarized as follows:

                                                          (in thousands)
                                                          --------------
Cash proceeds received at closing                         $      110,123
    Less estimated transaction costs                              (2,735)
                                                          --------------
Net Consideration                                         $      107,388
    Assets of discontinued operations                             (5,389)
    Liabilities of discontinued operations                           811
                                                          --------------
Estimated gain on sale before estimated income taxes      $      102,810
    Less estimated income taxes payable                          (46,557)
                                                          --------------
Estimated gain on sale net of estimated income taxes      $       56,253
                                                          ==============

       The unaudited pro forma condensed consolidated balance sheet reflects an adjustment to retained earnings for the estimated gain on sale net of estimated income taxes calculated above. The cash proceeds and estimated gain on sale calculated above are based on balances as of September 30, 2006 and will be different based on the use of the actual balances at the closing and a final working capital adjustment. The actual gain on sale is estimated to be in the range of $54 million to $58 million.

(d) Reflects the historical results operations of SureWest Communications for the periods shown.

(e) Reflects the historical operations of SureWest Directories for the periods shown.